GE LIFE & ANNUITY SEPARATE ACCOUNT I

Financial Statements

December 31, 2002

(With Independent Auditors’ Report Thereon)

GE LIFE & ANNUITY SEPARATE ACCOUNT I

December 31, 2002

Independent Auditors’ Report

Policy owners

GE Life & Annuity Separate Account I

    and

The Board of Directors

GE Life and Annuity Assurance Company:

We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account I (the Account) (comprising the GE Investments Funds, Inc. — Income Fund, Money Market Fund, S&P 500® Index Fund, and Total Return Fund) as of December 31, 2002, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account I as of December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia

February 28, 2003

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Assets and Liabilities

December 31, 2002

	GE Investments Funds, Inc.
	Income Fund	Money Market Fund	S&P 500® Index Fund	Total Return Fund
Assets
Investments at fair market value (see cost below; note 2a)	$1,534,374	108,963	1,810,594	443,514
Receivable from affiliate (note 4b)	—	24	—	—
Receivable for units sold	—	—	—	5

Total assets	1,534,374	108,987	1,810,594	443,519

Liabilities
Accrued expenses payable to affiliate (note 4c)	2	6	101	26
Payable for units withdrawn	3	—	1,005	—

Total liabilities	5	6	1,106	26

Net assets	$1,534,369	108,981	1,809,488	443,493

Analysis of Net Assets
Attributable to:
Flexible premium variable life insurance policy owners	$32,443	103,057	1,809,488	443,493
GE Life and Annuity Assurance Company (note 4d)	1,501,926	5,924	—	—

Net assets	$1,534,369	108,981	1,809,488	443,493

Outstanding units attributable to policy owners (note 5)	2,387	4,682	26,649	9,144

Net asset value per unit	$13.59	22.01	67.90	48.50

Investments in securities, at cost	$1,440,217	108,715	2,017,536	477,114

Shares outstanding	118,668	108,963	111,903	34,977

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Operations

	GE Investments Funds, Inc.
	Income Fund	Money Market Fund	S&P 500® Index Fund	Total Return Fund
	Year ended December 31, 2002
Investment income:
Income — Ordinary dividends	$43,308	1,665	26,294	10,894
Expenses — Mortality and expense risk charges (note 4a)	177	522	10,986	2,240

Net investment income	43,131	1,143	15,308	8,654

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss)	1,344	46	(27,289)	(20)
Unrealized appreciation (depreciation) on investments	75,914	(47)	(572,393)	(58,074)
Capital gain distribution	18,369	1	3,324	4,549

Net realized and unrealized gain (loss) on investments	95,627	—	(596,358)	(53,545)

Increase (decrease) in net assets from operations	$138,758	1,143	(581,050)	(44,891)

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Statements of Changes in Net Assets

	GE Investments Funds, Inc.
	Income Fund		Money Market Fund		S&P 500® Index Fund		Total Return Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
	2002	2001	2002	2001	2002	2001	2002	2001
Increase (decrease) in net assets
From operations:
Net investment income	$43,131	67,403	1,143	3,274	15,308	12,623	8,654	9,433
Net realized gain (loss)	1,344	264	46	99	(27,289)	74,390	(20)	3,439
Unrealized appreciation (depreciation) on investments	75,914	29,651	(47)	(99)	(572,393)	(513,170)	(58,074)	(35,091)
Capital gain distribution	18,369	—	1	—	3,324	32,101	4,549	5,707

Increase (decrease) in net assets from operations	138,758	97,318	1,143	3,274	(581,050)	(394,056)	(44,891)	(16,512)

From capital transactions:
Net premiums	3,996	4,311	5,747	5,051	122,325	116,680	22,985	24,180
Loan interest	(778)	(167)	(1,848)	(771)	(10,120)	(13,100)	(1,062)	(1,591)
Transfers (to) from the general account of GE Life and Annuity Assurance Company (GE Life & Annuity):
Death benefits	(309)	—	(150)	—	(127)	—	—	—
Surrenders	(7,369)	(2,230)	(693)	—	(136,334)	(108,040)	(1,824)	(4,841)
Loans	2,291	98	793	(10,000)	38,386	(7,200)	2,438	3,247
Cost of insurance and administrative expense (note 4a)	(3,526)	(3,612)	(9,839)	(8,488)	(165,006)	(154,374)	(32,142)	(30,048)
Transfers (to) from the Guarantee Account	(544)	(506)	(52)	455	20	3,164	187	72
Transfers (to) from other subaccounts	—	—	164	38,758	(38,632)	(38,758)	38,468	—

Increase (decrease) in net assets from capital transactions (note 5)	(6,239)	(2,106)	(5,878)	25,005	(189,488)	(201,628)	29,050	(8,981)

Increase (decrease) in net assets	132,519	95,212	(4,735)	28,279	(770,538)	(595,684)	(15,841)	(25,493)
Net assets at beginning of year	1,401,850	1,306,638	113,716	85,437	2,580,026	3,175,710	459,334	484,827

Net assets at end of year	$1,534,369	1,401,850	108,981	113,716	1,809,488	2,580,026	443,493	459,334

Changes in units (note 5):
Units purchased	476	362	307	2,070	2,289	1,250	1,325	510
Units redeemed	(908)	(494)	(573)	(910)	(4,988)	(3,438)	(727)	(679)

Net increase (decrease) in units from capital transactions with policy owners during the year ended December 31, 2002	(432)	(132)	(266)	1,160	(2,699)	(2,188)	598	(169)

See accompanying notes to financial statements.

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements

December 31, 2002

(1)    Description of Entity

GE Life & Annuity Separate Account I (the Account) is a separate investment account established in 1984 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable life insurance policies that are no longer issued by GE Life & Annuity, although current policy owners may continue to add new premium in accordance with the terms of their policy. GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. A majority of GE Life & Annuity’s capital stock is owned by General Electric Capital Assurance Company. General Electric Capital Assurance Company and its parent, GE Financial Assurance Holdings, Inc., are indirect, wholly-owned subsidiaries of General Electric Capital Corporation (GE Capital). GE Capital, a diversified financial services company, is directly or indirectly, a wholly-owned subsidiary of General Electric Company (GE), a New York corporation.

(2)    Summary of Significant Accounting Policies

(a)    Investments

Investments are stated at fair market value, which is based on the underlying net asset value per share of the respective portfolios. Purchases and sales of investments are recorded on the trade date and distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last Valuation Day in the applicable year or period.

(b)    Federal Income Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of GE Life & Annuity. GE Life & Annuity is taxed as a life insurance company under the Internal Revenue Code (the Code). GE Life & Annuity is included in the General Electric Capital Assurance Company consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

(c)    Use of Estimates

Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

(3)    Purchases and Sales of Investments

The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 2002 were:

Fund/Portfolio	Cost of Shares Acquired	Proceeds from Shares Sold
GE Investments Funds, Inc.:
Income Fund	$68,510	$19,898
Money Market Fund	8,628	19,108
S&P 500® Index Fund	316,289	488,593
Total Return Fund	85,426	44,653

(4)    Related Party Transactions

(a)    GE Life & Annuity

Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable life insurance policies, less deductions retained as compensation for certain

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements — Continued

December 31, 2002

(4)    Related Party Transactions — Continued

distribution expenses and premium taxes. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender is made to compensate GE Life & Annuity for the costs incurred in connection with accomplishing the surrender.

A charge based on the policy’s specified amount of insurance, death benefit option elected, the policy’s cash value, policy duration, as well as the gender, issue age, and risk class of the insured is deducted from the policy’s cash value each month to compensate GE Life & Annuity for the cost of insurance and any benefits added by rider. In addition, GE Life & Annuity charges the policy’s assets allocated to the Account for the mortality and expense risk that it assumes. This Mortality and Expense Risk Charge is assessed through the daily unit value calculation equal to an effective annual rate of 0.50% of the daily net assets allocated to the Account.

(b)    Receivable From Affiliate

Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share values between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

(c)    Accrued Expenses Payable to Affiliate

Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the policies for services and benefits accrued and payable to GE Life & Annuity.

(d)    Capitalization

Affiliates of the Account have capitalized certain portfolios of GE Investment Funds, Inc. Ownership interests may be redeemed at any time without prior notice to policy owners.

(e)    Capital Brokerage Corporation

Capital Brokerage Corporation, an affiliate of GE Life & Annuity, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to Capital Brokerage Corporation. Certain officers and directors of GE Life & Annuity are also officers and directors of Capital Brokerage Corporation.

(f)    GE Investments Funds, Inc.

GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .50% for the Income Fund, .37% for the Money Market Fund, .35% for the S&P 500® Index Fund, and .49% for the Total Return Fund.

(5)    Capital Transactions

All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the period ended December 31, 2002 is reflected in the Statements of Changes in Net Assets.

An indefinite number of units in each subaccount is authorized.

(6)    Financial Highlights

A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the periods ended December 31, 2002 and 2001 follows.

GE LIFE & ANNUITY SEPARATE ACCOUNT I

Notes to Financial Statements — Continued

December 31, 2002

(6)    Financial Highlights — Continued

Expenses as a percentage of average net assets represent the annualized policy expenses of the Account consisting of mortality and expense risk charges for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded.

The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by the average net assets.

The total return below represents the annual total return for the periods indicated and includes deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or Statement of Additional Information for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return below.

	Units	Net Assets		Expenses as a % of Average Net Assets	Investment Income Ratio	Total Return
		Unit Value	000s
GE Investments Funds, Inc.:
Income Fund
2002	2,387	$13.59	$1,534	0.50%	2.95%	9.33%
2001	2,819	12.43	1,402	0.50%	4.91%	6.89%
Money Market Fund
2002	4,682	22.01	109	0.50%	1.48%	0.96%
2001	4,949	21.80	114	0.50%	3.44%	2.94%
S&P 500® Index Fund
2002	26,649	67.90	1,809	0.50%	1.19%	(22.76%)
2001	29,348	87.91	2,580	0.50%	0.96%	(12.71%)
Total Return Fund
2002	9,144	48.50	443	0.50%	2.42%	(9.77%)
2001	8,546	53.75	459	0.50%	2.53%	(3.38%)